UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2009

ALTUS EXPLORATIONS, INC

(Exact name of registrant as specified in its charter)

001-31444

 (Commission File Number)

Nevada	98-0361119
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

Suite 854 – 11152 Westheimer Road, Houston, Texas, 77042

(Address of principal executive offices) (Zip Code)

 (713) 703-8666

(Registrant’s telephone number including area code)

2482 Edgemont Blvd., North Vancouver, British Columbia V7R 2M8

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2009, David Whyte resigned as President, Treasurer, Corporate Secretary, and Director of Altus Explorations, Inc.

On January 12, 2009 Greg Thompson, age 54, was appointed President, Treasurer, Corporate Secretary, and Director of Altus Explorations, Inc.  Mr. Thompson has performed the executive and administration functions in all facets of the oil and gas industry, including drilling, transporting, marketing and mineral interest acquisitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altus Explorations, Inc.
Date	March 31, 2009	(Registrant)
/s/ Greg Thompson
Greg Thompson, President